DRIVING GROWTH NASDAQ: HILL November 8, 2013 Third Quarter 2013 Earnings Conference Call Dot Hill Systems Corp.

Safe Harbor and Non-GAAP Financial Measures Statements contained in this presentation regarding matters that are not historical facts are “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the fourth quarter and full year of 2013. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the fourth quarter and full year of 2013 may be different from the financial guidance provided in the press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. November 8, 2013 NASDAQ: HILL 2

About Non-GAAP Financial Measures The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC. 3 November 8, 2013 NASDAQ: HILL

Vertical Market Expansion 4 Media & Entertainment Big Data/ Data Analytics Oil & Gas Telcom & Mobile Messaging Multiple Simultaneous Streams / Randomized Sequential Workloads Target Verticals Product Tuning Benefits All Digital Image Market November 8, 2013 NASDAQ: HILL

Phase 1 Phase 4 Phase 2 Phase 3 NASDAQ: HILL 5 Phases 2–4 will likely start to generate revenue in 2013, ramping into 2014, with 2014 revenue growth largely dependent on customer execution and timelines in Phase 4 Est. Length Of Phase PHASE (Milestone to Next Phase) Likelihood of Advancing to Next Phase 1 – 6 Months 1 – 6 Months 1 – 12 Months 3 – 12 Months PRODUCT EVALUATION CONTRACT & SOW CUSTOMIZATION CUSTOMER LAUNCH 30 – 60% 60 – 75% 75 – 95% 100% Incremental Opportunities Typical OEM Cycle (Verbal Agreement) (Signed Contract) (Product Launch) (Revenue) November 8, 2013

Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 NASDAQ: HILL 6 Other Incremental Opportunities – New OEMs in the Pipeline – 8/8/13 NOTE: Revenue estimates based on 2014 potential ranges November 8, 2013

Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 Other Incremental Opportunities – New OEMs in the Pipeline – 11/8/13 NOTE: Revenue estimates based on 2014 potential ranges 7 October 31, 2013 Dot Hill Confidential – Covered by NDA

Incremental Opportunities – Existing Customers – 8/8/13 NASDAQ: HILL Prospect Pipeline $50M+ $5M $20M Phase 1 Phase 4 Phase 2 Phase 3 8 Incremental Opportunities NOTE: Revenue estimates based on 2014 potential ranges November 8, 2013

Incremental Opportunities – Existing Customers – 11/8/13 NASDAQ: HILL Prospect Pipeline $50M+ $5M $20M Phase 1 Phase 4 Phase 2 Phase 3 9 Incremental Opportunities NOTE: Revenue estimates based on 2014 potential ranges November 8, 2013

Q3’13 Non-GAAP Financial Metrics November 8, 2013 NASDAQ: HILL 10 Revenue ($M) 52.9 48.2 51.2 9.7% 3.2% 63% YOY Vertical Markets growth Gross Margin (%) 32.8% 26.4% 34.7% +6.4 pts -1.9 pts Operating Expenses ($M) 14.5 14.2 14.2 +1.5% +1.5% EPS/(LPS) ($) 0.05 (0.03) 0.06 +0.08 -0.01 Cash Net of ST Borrowings ($M) 40.4 38.7 38.3 +$1.7M +2.1M Q3’13 Q3’12 Q2’13 YoY QoQ

Q4’13 and Full Year 2013 Non-GAAP Guidance 11 Revenue ($M) $53 - $58M +4.9% EPS $ $0.03 - $0.06 ($0.005) 4th Quarter 2013 Sequential Change at midpoints Revenue (M) $202 - $207M +4.0% Dot Hill stronger than expected industry growth Gross Margin 32% - 33% +4.6 PTS More favorable customer and product mix Operating Expenses (M) $57.5 - $58M Flat EPS $ $0.14 - $0.17 +0.215 Operating leverage impact Full Year 2013 Annual Change at midpoints November 8, 2013 NASDAQ: HILL

DRIVING GROWTH NASDAQ: HILL November 8, 2013 Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures A STRONG FOUNDATION FOR

Q3’13 GAAP to Non-GAAP Revenue Reconciliation ($K) 13 Q3’13 Q3’12 Q2’13 November 8, 2013 NASDAQ: HILL GAAP net revenue from continuing operations 52,603$ 48,223$ 50,683$ Rev nue from discontinued operations 18 26 2 Net revenue, from continuing and discontinued operations 52,621$ 48,249$ 50,685$ AssuredUVS revenue (18) (26) (2) Long-term software contract royalties 286 - 550 Non-GAAP net revenue 52,889$ 48,223$ 51,233$

Q3’13 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %) 14 Q3’13 Q3’12 Q2’13 November 8,, 2013 NASDAQ: HILL GAAP gross profit from continuing operations 16,873$ 12,268$ 17,007$ Gross margin % from continuing operations 32.1% 25.4% 33.6% Gross profit from discontinued operations 18 (44) (9) Gross profit from continuing and discontinued operations 16,891 12,224 16,998 Gross margin % from continuing and discontinued operations 32.1% 25.3% 33.5% Stock-based compensation 75 144 83 Severance costs 17 60 - Power supply component failures (6) - 32 AssuredUVS revenue (18) (26) (2) AssuredUVS expenses - 70 11 Lo g-t rm software contract royalties 286 - 550 Long-term software contract cost 88 - 89 Intangible asset amortization - 245 - Non-GAAP gross profit 17,333$ 12,717$ 17,761$ Non-GAAP gross margin % 32.8% 26.4% 34.7%

Q3’13 GAAP to Non-GAAP Operating Expenses Reconciliation ($K) 15 Q3’13 Q3’12 Q2’13 November 8, 2013 NASDAQ: HILL GAAP operating expenses from continuing operations 14,996$ 14,844$ 14,862$ Operating expenses from discontinued operations 36 237 3 Operating expenses from continuing and discontinued operations 15,032 15,081 14,865 Currency loss (gain) (4) 133 (18) Stock-based compensation (485) (753) (606) AssuredUVS expenses - (301) (5) Lo g-term software contract deferred cost (41) - 6 Restructuring (charge) recoveries (35) 130 - Legal fees related to power supply component failure - (40) (1) Severance costs (8) (11) - Non-GAAP operating expenses 14,459$ 14,239$ 14,241$

Q3’13 GAAP to Non-GAAP Net Income (Loss) Reconciliation ($K) 16 Q3’13 Q3’12 Q2’13 November 8, 2013 NASDAQ: HILL GAAP net income (loss) from continuing operations 1,775$ (2,734)$ 2,089$ Net loss from discontinued operations (18) (280) (12) Net loss from continuing and discontinued operations 1,757 (3,014) 2,077 Currency loss (gain) 4 (133) 18 Stock-based compensation 560 897 689 Restructuring charge (recoveries) 35 (130) - Intangible asset amortization - 245 - Power supply component failures (6) 40 33 AssuredUVS expenses - 370 16 AssuredUVS revenue (18) (26) (2) Long-term software contract royalties 286 - 550 Long-term software contract cost 88 - 89 Lo g-term software contract deferred cost 41 - (6) Severance costs 25 71 - Non-GAAP net income (loss) 2,772$ (1,680)$ 3,464$

Q3’13 GAAP to Non-GAAP EPS (LPS) Reconciliation 17 Q3’13 Q3’12 Q2’13 November 8, 2013 NASDAQ: HILL GAAP earnings (loss) per share from continuing operations 0.03$ (0.05)$ 0.04$ Loss per share from discontinued operations (0.00) - - Loss per share from continuing and discontinued operations* 0.03 (0.05) 0.04 Stock-based compensation 0.01 0.02 0.01 AssuredUVS expenses - 0.01 - Long-term software contract royalties - - 0.01 Other adjustments 0.01 (0.01) - Non-GAAP earnings (loss) per share* 0.05$ (0.03)$ 0.06 Weighted average shares used to calculate earnings (loss) per share: Basic 58,736 58,384 58,736 Diluted 60,062 58,797 58,797 * Per share data may not always add to the total for the period because each figure is independently calculated.

Q3'13 Cash Reconciliation ($K)

	Q3'13	Q3'12	Q2'13
Cash	$ 40,357	$ 40,542	$ 40,402
Credit facility borrowings	-	1,800	2,100
Cash net of credit facility borrrowings	$ 40,357	$ 38,742	$ 38,302

November 8, 2013 NASDAQ: HILL 18